Exhibit 4.2

Execution Version

SONOCO PRODUCTS COMPANY

to

REGIONS BANK
as TRUSTEE

SEVENTH SUPPLEMENTAL INDENTURE
Dated as of September 19, 2024

Supplemental to the Indenture
dated as of June 15, 1991

Establishing three series of Securities
designated

4.450% Notes Due 2026,

4.600% Notes Due 2029 and

5.000% Notes Due 2034

TABLE OF CONTENTS

SCHEDULES AND EXHIBITS

Exhibit A	Form of 2026 Note
Exhibit B	Form of 2029 Note
Exhibit C	Form of 2034 Note

i

Seventh SUPPLEMENTAL INDENTURE, dated as of September 19, 2024 (herein called the “Seventh Supplemental Indenture”), between Sonoco Products Company, a corporation duly organized and existing under the laws of the State of South Carolina (hereinafter called the “Company”), and Regions Bank (the “Trustee”), as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York) (the “Prior Trustee”), which was successor in interest to Wachovia Bank of North Carolina, National Association, as trustee under the Original Indenture referred to below (hereinafter called the “Original Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Original Trustee an indenture dated as of June 15, 1991 (hereinafter called the “Original Indenture”), to provide for the issuance from time to time in one or more series of its unsecured debentures, notes, bonds or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

WHEREAS, pursuant to an Agreement of Resignation, Appointment and Acceptance, dated as of October 19, 2021, among the Company, the Prior Trustee and the Trustee, the Prior Trustee resigned under the Original Indenture and the Company appointed the Trustee, and the Trustee agreed to act as trustee, under the Original Indenture.

WHEREAS, Section 901(7) of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to, among other things, establish the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture;

WHEREAS, the Company desires to create three series of the Securities to be designated (i) the “4.450% Notes due 2026,” (ii) the “4.600% Notes due 2029” and (iii) the “5.000% Notes due 2034,” and all action on the part of the Company necessary to authorize the issuance of the Notes (as hereinafter defined) under the Original Indenture and this Seventh Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Seventh Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Notes (as hereinafter defined), as follows:

Article I

DEFINITIONS

Except to the extent such terms are otherwise defined in this Seventh Supplemental Indenture or the context clearly requires otherwise, all terms used in this Seventh Supplemental Indenture which are defined in the Original Indenture or the forms of Notes, attached hereto as Exhibits A, B and C, have the meanings assigned to them therein.

In addition, as used in this Seventh Supplemental Indenture, the following terms have the following meanings:

“2026 Notes” means the $500,000,000 aggregate principal amount of the 4.450% Notes due 2026 originally issued on the Issue Date and any other 4.450% Notes due 2026 issued after the Issue Date in accordance with clause (ii) of Section 2.03 and Section 2.04 hereof, as amended or supplemented from time to time in accordance with the terms of this Seventh Supplemental Indenture and the Original Indenture, that are issued pursuant to this Seventh Supplemental Indenture.

“2029 Notes” means the $600,000,000 aggregate principal amount of the 4.600% Notes due 2029 originally issued on the Issue Date and any other 4.600% Notes due 2029 issued after the Issue Date in accordance with clause (ii) of Section 2.03 and Section 2.04 hereof, as amended or supplemented from time to time in accordance with the terms of this Seventh Supplemental Indenture and the Original Indenture, that are issued pursuant to this Seventh Supplemental Indenture.

“2034 Notes” means the $700,000,000 aggregate principal amount of the 5.000% Notes due 2034 originally issued on the Issue Date and any other 5.000% Notes due 2034 issued after the Issue Date in accordance with clause (ii) of Section 2.03 and Section 2.04 hereof, as amended or supplemented from time to time in accordance with the terms of this Seventh Supplemental Indenture and the Original Indenture, that are issued pursuant to this Seventh Supplemental Indenture.

“Additional Notes” has the meaning set forth in Section 2.04.

“Change of Control” means the occurrence of any one of the following:

(a)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;

(b)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares;

(c)	the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction, measured by voting power rather than number of shares; or

(d)	the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the Notes of a series cease to be rated Investment Grade by at least two of the three Rating Agencies on any date during the period (the “Repurchase Period”) commencing 60 days prior to the first public announcement of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Repurchase Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). Unless at least two of the three Rating Agencies are providing a rating for such series of Notes at the commencement of any Repurchase Period, such Notes will be deemed to have ceased to be rated Investment Grade by at least two of the three Rating Agencies during that Repurchase Period. Notwithstanding the foregoing, no Change of Control Repurchase Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Inc. and its successors.

“Global Note” means a single permanent fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A, B or C attached hereto, as applicable.

“Government Securities” means obligations issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support thereof) and which are not callable or redeemable at the issuer’s option or money market funds that invest solely in such obligations. To the extent applicable, all references in the Original Indenture to “U.S. Government Obligations” shall be deemed to be references to “Government Securities.”

“Initial Notes” means the $500,000,000 aggregate principal amount of 2026 Notes, $600,000,000 aggregate principal amount of 2029 Notes and $700,000,000 aggregate principal amount of 2034 Notes issued on the date of this Seventh Supplemental Indenture.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch).

“Issue Date” means the date on which the Notes are originally issued.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Notes” means (1) the 2026 Notes, (2) the 2029 Notes and (3) the 2034 Notes.

“Rating Agency” means each of Moody’s, S&P and Fitch; provided, that if any of Moody’s, S&P and Fitch ceases to provide rating services to issuers or investors, the Company may appoint a replacement for such Rating Agency.

“Repurchase Period” means the period commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Repurchase Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change).

“S&P” means S&P Global Ratings, a division of S&P Global Inc. and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors of such Person.

Article II

TERMS AND ISSUANCE OF THE NOTES

Section 2.01           Issue of Notes. Three series of Securities, which shall be designated the “4.450% Notes due 2026” in the case of the 2026 Notes, the “4.600% Notes due 2029” in the case of the 2029 Notes and the “5.000% Notes due 2034” in the case of the 2034 Notes, shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture, as amended, and this Seventh Supplemental Indenture (including the forms of Notes attached hereto as Exhibits A, B and C). The aggregate principal amount of the 2026 Notes which may be authenticated and delivered under this Seventh Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $500,000,000; the aggregate principal amount of the 2029 Notes which may be authenticated and delivered under this Seventh Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $600,000,000; and the aggregate principal amount of the 2034 Notes which may be authenticated and delivered under this Seventh Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $700,000,000, in each case subject to Section 2.04.

Section 2.02           Form of Notes; Incorporation of Terms. The Notes of each series shall be issued initially in the form of a permanent Global Note substantially in the form of Exhibit A attached hereto, in the case of the 2026 Notes, Exhibit B attached hereto, in the case of the 2029 Notes and Exhibit C attached hereto, in the case of the 2034 Notes. The Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rule, agreements to which the Company is subject and/or usage. The terms of the 2026 Notes set forth in Exhibit A, the terms of the 2029 Notes set forth in Exhibit B and the terms of the 2034 Notes set forth in Exhibit C are herein incorporated by reference and are part of the terms of this Seventh Supplemental Indenture.

Section 2.03           Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Original Indenture and this Seventh Supplemental Indenture, shall authenticate and deliver (i) the 2026 Notes for original issue in an initial aggregate principal amount of $500,000,000, the 2029 Notes for original issue in an initial aggregate principal amount of $600,000,000 and the 2034 Notes for original issue in an initial aggregate principal amount of $700,000,000 and (ii) any Additional Notes for original issue after the Issue Date pursuant to Section 2.04 in the amounts specified by the Company. Such Company Order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and, if the Notes are to be Notes issued pursuant to clause (ii) above, that the Notes are to be Notes issued pursuant to clause (ii) above and the aggregate principal amount of Notes outstanding on the date of authentication.

Notwithstanding Sections 202 and 303 of the Original Indenture, the Notes do not require a corporate seal to be reproduced thereon.

Section 2.04           Additional Notes. The Company may, from time to time, subject to compliance with any other applicable provisions of the Indenture, without notice to or the consent of the Holders of the Notes of a series, create and issue pursuant to the Indenture additional Notes (“Additional Notes”) having terms and conditions set forth in Exhibit A, B or C, as applicable, identical to those of the other Notes of such series, except that Additional Notes of a series:

(a)            may have a different issue date from other Outstanding Notes of such series;

(b)            may have a different issue price from other Outstanding Notes of such series; and

(c)            may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes of such series;

provided that if such Additional Notes are not fungible with the applicable series of Initial Notes for U.S. federal income tax purposes, such Additional Notes will have one or more separate CUSIP numbers. Such Additional Notes may be consolidated and form a single series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise, as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

Section 2.05           Depositary for Global Securities. The Depositary for the Securities of the series of which the Notes are a part shall be The Depository Trust Company in the City of New York.

Section 2.06           Place of Payment. The Place of Payment in respect of the Notes will be at the principal office or agency of the Company in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture, which, at the date hereof, is located at 10161 Centurion Parkway, Jacksonville, Florida 32256.

Section 2.07           Redemption by the Company. The Notes of each series may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note of such series set forth hereto as Exhibit A, B and C. The Notes of each series shall be subject to mandatory redemption on the terms and conditions set forth in the form of Note of such series set forth hereto as Exhibit A, B or C, as applicable.

Section 2.08           Change of Control Repurchase Event. Upon the occurrence of a Change of Control Repurchase Event with respect to a series, unless the Company has exercised its right to redeem the applicable series of Notes as described in Section 2.07 hereof, each Holder of the Notes of such series will have the right to require the Company to purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of purchase, subject to the rights of Holders of such Notes on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date.

Within 30 days following the date upon which the Change of Control Repurchase Event occurred with respect to the applicable series of Notes, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each Holder of such Notes, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is sent, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date. Holders of applicable series of Notes electing to have any of their Notes of such series purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the applicable Note completed, to the Paying Agent at the address specified in the notice, or transfer such Notes to be repurchased to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third Business Day prior to the relevant Change of Control Payment Date.

The Company will not be required to make a Change of Control Offer with respect to a series if a third party makes such an offer with respect to that series in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes of that series properly tendered and not withdrawn under its offer.

If Holders of not less than 95% in aggregate principal amount of a series of Notes with respect to which a Change of Control Offer has been made validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making an offer to repurchase Notes of such series upon a Change of Control Repurchase Event in lieu of the Company, as described in the immediately preceding paragraph, purchases all of the Notes of such series validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following the Change of Control Payment Date, to redeem all Notes of such series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. This redemption right is in addition to, and not in lieu of, the redemption rights pursuant to Section 2.07 hereof.

Article III

DISCHARGE AND DEFEASANCE

Section 3.01           Applicability of Original Indenture. Sections 401, 402, 403, 1003 and the last two paragraphs of Section 1010 of the Original Indenture shall not apply to the Notes, and Article III of this Seventh Supplemental Indenture shall apply in lieu thereof.

Section 3.02           Satisfaction and Discharge of the Indenture. The Company may terminate its obligations under the Indenture with respect to one or more series of Notes, when:

(a)            either (i) all the Notes of any series issued under this Seventh Supplemental Indenture that have been authenticated and delivered have been accepted by the Trustee for cancellation (other than any Notes of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 306 of the Original Indenture); or (ii) all the Notes of any series issued that have not been accepted by the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year by reason of the sending of a notice of redemption, or otherwise, and the Company shall have made irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by such Trustee in the Company’s name, and at the Company’s expense and the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee cash or Government Securities or a combination thereof sufficient to pay and discharge the entire indebtedness on the series of Notes to pay principal, interest and any premium; and

(b)            The Company shall have paid or caused to be paid all other sums then due and payable under the Indenture (with respect to such Notes including amounts payable to the Trustee); and

(c)            The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture with respect to such series of Notes have been complied with.

If the foregoing conditions are met, the Trustee, on written demand of the Company accompanied by an Officers’ Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute such instruments prepared by the Company acknowledging such satisfaction of and discharging the Indenture with respect to such series of Notes except as to Section 607 of the Original Indenture and if money has been deposited with the Trustee under Section 3.02(a)(ii) hereof, Sections 3.06, 3.07 and 3.08 hereof.

Section 3.03            Legal Defeasance. After the 91st day following the deposit referred to in Section 3.05(a) hereof, the Company will be deemed to have paid and will be discharged from its obligations in respect of the Notes of any series and the Indenture, other than its obligations in Article Two and Sections 304, 607, 610, 1001, and 1002 of the Original Indenture, and

(a)            rights of registration of transfer and exchange of Notes of such series, and the Company’s right of optional redemption, if any;

(b)            substitution of mutilated, defaced, destroyed, lost or stolen Notes;

(c)            rights of Holders to receive payments when due of principal thereof and interest thereon;

(d)            the rights, powers, trusts, duties and immunities of the Trustee under the Indenture;

(e)            the rights of the Holders of such series as beneficiaries hereof with respect to the Property so deposited with the Trustee payable to all or any of them; and

(f)             the rights of the Company to be repaid any money pursuant to Sections 3.07 and 3.08 hereof,

provided that:

(i)             the Company has satisfied the applicable conditions set forth in Section 3.05; and

(ii)            the Company has delivered to the Trustee an Opinion of Counsel stating that, as a result of an Internal Revenue Service ruling or a change in applicable federal income tax law, the beneficial owners of the Notes of that series will not recognize gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected and will be subject to the same federal income tax as would be the case if the deposit, defeasance and discharge did not occur.

Notwithstanding the foregoing, the Opinion of Counsel referred to in Section 3.03(f)(ii) above need not be delivered if (i) all Notes of the applicable series issued under the Indenture that have been authenticated and delivered have been accepted by the Trustee for cancellation or (ii) all Notes of such series issued under the Indenture that have not been accepted by the Trustee for cancellation have become due and payable, or are by their terms to become due and payable within one year, and the Company shall have made arrangements satisfactory to the Trustee for the giving of notice of redemption of such Notes by such Trustee in Company’s name, and at its expense.

Prior to the end of the 91-day period specified above, none of the Company’s obligations under the Indenture will be discharged. Thereafter, the Trustee upon request will acknowledge in writing the discharge of the Company’s obligations under the applicable series of Notes and the Indenture except for the surviving obligations specified above.

Section 3.04           Covenant Defeasance. After the 91st day following the deposit referred to in Section 3.05(a), the Company’s obligations set forth in Sections 801, 1008 and 1009 of the Original Indenture and Section 2.08 hereof will terminate as to the applicable series of Notes and Section 501(4) of the Original Indenture will no longer constitute an Event of Default as to the applicable series of Notes insofar as relating to the covenants subject to the covenant defeasance pursuant to this Section 3.04, provided the following conditions have been satisfied:

(a)            the Company has satisfied the applicable conditions set forth in Section 3.05; and

(b)            the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes of that series will not recognize gain or loss for U.S. federal income tax purposes as a result of the deposit and covenant defeasance to be effected and will be subject to the same federal income tax as would be the case if the deposit and covenant defeasance did not occur.

Section 3.05           Condition to Legal Defeasance and Covenant Defeasance. In order to exercise legal defeasance or covenant defeasance with respect to a series of Notes, the following conditions must be satisfied in addition to the opinion specified in Section 3.03(f)(ii) (to the extent applicable under Section 3.03) with respect to legal defeasance or the opinion specified in Section 3.04(b) with respect to covenant defeasance:

(a)            The Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of the Notes of a series in cash or Government Securities or a combination thereof (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 3.08) in each case in an amount sufficient without reinvestment to pay and discharge, and which shall be applied by the Trustee to pay and discharge, all of the principal, interest and any premium at due date or maturity or if the Company has made irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the Company’s name and at the Company’s expense, the relevant redemption date;

(b)            No default with respect to the outstanding Notes of that series has occurred and is continuing at the time of such deposit after giving effect to the deposit referred to in Section 3.05(a) or, in the case of legal defeasance, no default relating to bankruptcy or insolvency has occurred and is continuing at any time on or before the 91st day after the date of such deposit (other than an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any lien securing such borrowings), it being understood that this condition is not deemed satisfied until after the 91st day;

(c)            The defeasance will not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act, assuming all Notes of a series were in default within the meaning of such act;

(d)            The defeasance will not result in a breach or violation of, or constitute a default under, the Indenture (other than an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any lien securing such borrowings), or any other material agreement or instrument to which the Company is a party or by which it is bound;

(e)            The defeasance will not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless the trust is registered under such act or exempt from registration; and

(f)             The Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance have been complied with.

Prior to the end of the 91-day period specified in Sections 3.03 and 3.04, respectively, none of the Company’s obligations under the Indenture will be discharged with respect to legal defeasance or covenant defeasance. Thereafter, the Trustee upon request will acknowledge in writing the discharge of the Company’s obligations under the applicable series of Notes and the Indenture with respect to legal defeasance or covenant defeasance, as applicable, except for the surviving obligations specified in Sections 3.03 and 3.04, respectively.

Section 3.06           Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 3.08, all moneys and Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 3.02 or Section 3.05 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Notes of such series for the payment or redemption of which such moneys or Government Securities have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest. Such moneys and Government Securities (including the proceeds thereof) need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Securities deposited pursuant to Section 3.02 or Section 3.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders.

Anything in this Article III to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company, evidenced in an Officers’ Certificate, any moneys held by it as provided in this Section 3.06 which are in excess of the amount thereof that would then be required to be deposited to effect an equivalent satisfaction and discharge, legal defeasance or covenant defeasance.

Section 3.07           Repayment of Moneys Held by the Paying Agent. In connection with the satisfaction and discharge of the Indenture with respect to Notes of any series, all moneys then held by any Paying Agent under the provisions of the Indenture with respect to such series of Notes shall, upon demand of the Company, be repaid to the Company or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 3.08           Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years Subject to applicable escheatment laws, any moneys or Government Securities deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Note of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee for such series or such paying agent, and the Holder of the Note of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

Except as specifically stated in this Article III, none of the Company’s obligations under the Indenture will be discharged.

Article IV

MISCELLANEOUS

Section 4.01           Execution as Supplemental Indenture. This Seventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Seventh Supplemental Indenture forms a part thereof.

Section 4.02           Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Original Indenture, which is required to be included in this Seventh Supplemental Indenture, or in the Original Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 4.03           Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.04           Successors and Assigns. All covenants and agreements by the Company in this Seventh Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 4.05           Separability Clause. In case any provision in this Seventh Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.06           Benefits of Seventh Supplemental Indenture. Nothing in this Seventh Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Seventh Supplemental Indenture.

Section 4.07           Execution and Counterparts. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Exchange of signature pages to this Seventh Supplemental Indenture and the 2026 Notes, the 2029 Notes and the 2034 Notes by facsimile or electronic transmission shall constitute effective execution, delivery of this Seventh Supplemental Indenture and authentication of the 2026 Notes, the 2029 Notes and the 2034 Notes.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to the Indenture or any document to be signed in connection with this Seventh Supplemental Indenture shall be deemed to include electronic signatures (including, without limitation, any .pdf file, .jpeg file or any other electronic or image file, or any other “electronic signature” as defined under Signature Law (as defined below), including Orbit, Adobe Fill & Sign, Adobe Sign, DocuSign, or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Trustee), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

This Seventh Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 4.08           Governing Law. This Seventh Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed, all as of the day and year first above written.

SONOCO PRODUCTS COMPANY

By:	/s/ Robert R. Dillard
	Name:	Robert R. Dillard
	Title:	Chief Financial Officer

REGIONS BANK, as Trustee

By:	/s/ Craig A. Kaye
	Name:	Craig A. Kaye
	Title:	Vice President

Exhibit A

[Form of Face of 2026 Note]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
4.450% Notes due 2026

$[●]

NO. 2026-[●]	CUSIP 835495 AQ5

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] ($[●]) on September 1, 2026 (the “Maturity Date”), and to pay interest thereon from September 19, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2025, at the rate of 4.450% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). If any Interest Payment Date is not a Business Day, the related payment of interest on this Security will be made on the next succeeding Business Day and no additional interest will accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: September 19, 2024

SONOCO PRODUCTS COMPANY

By:
Name: [●]
Title: [●]

Attest:
Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Authorized Officer

Date: September 19, 2024

[FORM OF REVERSE OF 2026 NOTE]
SONOCO PRODUCTS COMPANY

4.450% Notes due 2026

1.             This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Seventh Supplemental Indenture, dated as of September 19, 2024 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $500,000,000 provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Securities as provided in the Indenture.

2.             At any time prior to the Maturity Date, the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to, but not including, the redemption date, plus, in either case, accrued and unpaid interest on the Securities to be redeemed to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Maturity Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Maturity Date, as applicable. If there is no United States Treasury security maturing on the Maturity Date but there are two or more United States Treasury securities with a maturity date equally distant from the Maturity Date, one with a maturity date preceding the Maturity Date and one with a maturity date following the Maturity Date, the Company shall select the United States Treasury security with a maturity date preceding the Maturity Date. If there are two or more United States Treasury securities maturing on the Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption not represented by Global Securities will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.             Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

4.             If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

5.             The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

6.             The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

7.             No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8.             As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

9.             The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

10.           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

11.           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12.           All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

13.           The Securities of this series are not subject to any sinking fund.

14.           The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.08 (Change of Control Repurchase Event) of the Indenture, check the box below:

[ ] Section 2.08

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.08 of the Indenture, state the amount you elect to have purchased:

$______________

Date: ______________	Your Signature: ____________________
(Sign exactly as your name appears on the Security)

Tax Identification Number: ________

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Exhibit B

[Form of Face of 2029 Note]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
4.600% Notes due 2029

$[●]

NO. 2029-[●]	CUSIP 835495 AR3

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] ($[●]) on September 1, 2029, and to pay interest thereon from September 19, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2025, at the rate of 4.600% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). If any Interest Payment Date is not a Business Day, the related payment of interest on this Security will be made on the next succeeding Business Day and no additional interest will accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: September 19, 2024

SONOCO PRODUCTS COMPANY

By:
Name: [●]
Title: [●]

Attest:
Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Authorized Officer

Date: September 19, 2024

[FORM OF REVERSE OF 2029 NOTE]
SONOCO PRODUCTS COMPANY

4.600% Notes due 2029

1.             This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Seventh Supplemental Indenture, dated as of September 19, 2024 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $600,000,000 ; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Securities as provided in the Indenture.

2.             At any time prior to August 1, 2029 (the “Par Call Date”), the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to, but not including, the redemption date, plus, in either case, accrued and unpaid interest on the Securities to be redeemed to, but not including, the redemption date.

In addition, at any time on or after the Par Call Date, the Securities will be redeemable at any time or from time to time, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest on such Securities to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption not represented by Global Securities will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.             If (a) the Company does not consummate the acquisition (the “Acquisition”) of all of the issued and outstanding equity interests in Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Eviosys”), pursuant to the equity purchase agreement among the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands, and Eviosys (the “Purchase Agreement”) on or prior to December 31, 2025 or (b) if, on or prior to such date, the Purchase Agreement is terminated other than as a result of consummating the Acquisition (either such event being a “Special Mandatory Redemption Event”), then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below). Notice of the occurrence of a Special Mandatory Redemption Event shall be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Securities that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of DTC) such notice; provided, however, that the Special Mandatory Redemption Notice and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by DTC) after the Trustee’s delivery of such notice to Holders of a Special Mandatory Redemption Event, the Company shall complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

On the Business Day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee any amounts necessary to fund the redemption of the Securities at the Special Mandatory Redemption Price.

The Trustee shall use such amounts on deposit to pay the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.

The provisions of this paragraph 3 may not be waived or modified without the written consent of all Holders of the Securities.

4.             Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

5.             If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.             The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

7.             The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8.             No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9.             As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.           The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

11.           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13.           All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14.           The Securities of this series are not subject to any sinking fund.

15.           The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.08 (Change of Control Repurchase Event) of the Indenture, check the box below:

[ ] Section 2.08

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.08 of the Indenture, state the amount you elect to have purchased:

$______________

Date: ______________	Your Signature: ____________________
(Sign exactly as your name appears on the Security)

Tax Identification Number: ________

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

Exhibit C

[Form of Face of 2034 Note]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

SONOCO PRODUCTS COMPANY
5.000% Notes due 2034

$[●]

NO. 2034-[●]	CUSIP 835495 AS1

SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal of [●] ($[●]) on  September 1, 2034, and to pay interest thereon from September 19, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2025, at the rate of 5.000% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). If any Interest Payment Date is not a Business Day, the related payment of interest on this Security will be made on the next succeeding Business Day and no additional interest will accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and attested.

Dated: September 19, 2024

SONOCO PRODUCTS COMPANY

By:
Name: [●]
Title: [●]

Attest:
Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

REGIONS BANK, As Trustee

By:
Authorized Officer

Date: September 19, 2024

[FORM OF REVERSE OF 2034 NOTE]
SONOCO PRODUCTS COMPANY

5.000% Notes due 2034

1.             This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a Seventh Supplemental Indenture, dated as of September 19, 2024 (as so supplemented, herein called the “Indenture”), between the Company and Regions Bank (as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), which was successor in interest to Wachovia Bank of North Carolina, National Association), as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $700,000,000 ; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Securities as provided in the Indenture.

2.             At any time prior to June 1, 2034 (the “Par Call Date”), the Securities will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to, but not including, the redemption date, plus, in either case, accrued and unpaid interest on the Securities to be redeemed to, but not including, the redemption date.

In addition, at any time on or after the Par Call Date, the Securities will be redeemable at any time or from time to time, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest on such Securities to, but not including, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable redemption date.

If on the third Business Day preceding the applicable redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no obligation to verify or confirm any such calculation.

Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption not represented by Global Securities will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the principal amount of the Securities to be redeemed. New Securities in a principal amount equal to the unredeemed portion of the Securities will be issued in the name of the Holder of the Securities upon surrender for cancellation of the original Securities. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

3.             If (a) the Company does not consummate the acquisition (the “Acquisition”) of all of the issued and outstanding equity interests in Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Eviosys”), pursuant to the equity purchase agreement among the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands, and Eviosys (the “Purchase Agreement”) on or prior to December 31, 2025 or (b) if, on or prior to such date, the Purchase Agreement is terminated other than as a result of consummating the Acquisition (either such event being a “Special Mandatory Redemption Event”), then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined below). Notice of the occurrence of a Special Mandatory Redemption Event shall be delivered by the Company (a “Special Mandatory Redemption Notice”) to the Trustee within three Business Days following the occurrence of a Special Mandatory Redemption Event and at least five Business Days prior to the anticipated Special Mandatory Redemption Date. Concurrently with the delivery of the Special Mandatory Redemption Notice, the Company shall provide the Trustee with a notice to the Holders of the Securities that a Special Mandatory Redemption is to occur and request the Trustee to, at the Company’s expense, deliver (in accordance with the procedures of DTC) such notice; provided, however, that the Special Mandatory Redemption Notice and notice to Holders will be provided to the Trustee no less than three Business Days prior to the date that such notice is to be delivered to Holders, or such shorter time as the Trustee may agree. Within three Business Days (or such other minimum period as may be required by DTC) after the Trustee’s delivery of such notice to Holders of a Special Mandatory Redemption Event, the Company shall complete the Special Mandatory Redemption (the date of such redemption, the “Special Mandatory Redemption Date”).

On the Business Day prior to the Special Mandatory Redemption Date, the Company shall deposit with the Trustee any amounts necessary to fund the redemption of the Securities at the Special Mandatory Redemption Price.

The Trustee shall use such amounts on deposit to pay the Special Mandatory Redemption Price on the Special Mandatory Redemption Date, in accordance with the applicable procedures of DTC.

The provisions of this paragraph 3 may not be waived or modified without the written consent of all Holders of the Securities.

4.             Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each Holder of the Securities will have the right to require the Company to redeem the Securities on the terms and conditions set forth in the Indenture.

5.             If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6.             The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

7.             The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

8.             No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

9.             As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.           The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

11.           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

12.           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

13.           All capitalized terms used but not defined in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

14.           The Securities of this series are not subject to any sinking fund.

15.           The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by Sonoco Products Company pursuant to Section 2.08 (Change of Control Repurchase Event) of the Indenture, check the box below:

[ ] Section 2.08

If you want to elect to have only part of the Security purchased by Sonoco Products Company pursuant to Section 2.08 of the Indenture, state the amount you elect to have purchased:

$______________

Date: ______________	Your Signature: ____________________
(Sign exactly as your name appears on the Security)

Tax Identification Number: ________

Signature guarantee: ______________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)